Other Assets (Notes)	12 Months Ended
Nov. 30, 2015
Other Assets [Abstract]
Other Assets
Other Assets
We have a 40% noncontrolling interest in Grand Bahama Shipyard Ltd. ("Grand Bahama"), a ship repair and maintenance facility, and we account for this investment under the equity method of accounting. This facility serves cruise and cargo ships, oil and gas tankers and offshore units. We utilize this facility, among other ship repair facilities, for our regularly scheduled dry-docks and certain emergency repairs as may be required. Grand Bahama provided services to us of $33 million in 2015, $41 million in 2014 and $39 million in 2013. The carrying value of our investment in Grand Bahama was $69 million at November 30, 2015 and November 30, 2014. Our share of income from this investment was $5 million in 2015, $0.2 million in 2014 and $4 million in 2013 and is included in nonoperating other income (expense), net.